Filed Pursuant to Rule 497(a)

Registration No. 333-269628

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

ISSUER:	Oaktree Specialty Lending Corporation (OCSL)
EXPECTED RATING (MOODY’S / FITCH)*:	Baa3 (Stable)/BBB- (Stable)
SIZE:	$300mm
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SETTLEMENT DATE:	August 15, 2023 (T+5)
TENOR:	Long 5-Year
MATURITY DATE:	February 15, 2029
FIRST PAY:	February 15, 2024
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION:	Make Whole, 1 Month Par Call
CHANGE OF CONTROL:	Yes, 100%
ACTIVE BOOK RUNNERS:	BofA (B&D), JPM, RBC, SMBC
IPTs:	T+ 335 bps area
DENOMINATIONS:	$2,000 x $1,000
USE OF PROCEEDS:	To reduce outstanding debt under the company’s and/or its wholly-owned subsidiary’s revolving credit facilities, and for general corporate purposes
TIMING:	Today’s Business
SALES INTO CANADA:	Yes, exemption

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of OCSL before investing. The preliminary prospectus supplement, dated August 8, 2023, together with an accompanying prospectus dated February 7, 2023, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about OCSL and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of OCSL and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

OCSL has filed a shelf registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement, the preliminary prospectus supplement and other documents OCSL has filed with the SEC for more complete information about OCSL and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, OCSL, any underwriter or any dealer participating in the offering will arrange to send you the prospectus supplement and accompanying prospectus if you request it from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, telephone: 212-834-4533, fax: 212-834-6081; RBC Capital Markets, LLC at Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, toll-free: 1-866-375-6829; or SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856.

ANY DISCLAIMER OR OTHER NOTICE THAT MAY APPEAR BELOW IS NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMER OR NOTICE WAS AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.